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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported):               March 16, 2000



                               NETRIX CORPORATION

               (Exact Name of Registrant as Specified in Charter)



                  Delaware                             000-20512                        54-1345159
 (State or Other Jurisdiction of Incorporation)     (Commission File Number)     (I.R.S. Employer Identification No.)




                               Netrix Corporation
                          13595 Dulles Technology Drive
                             Herndon, Virginia 20171
          (Address of Principal Executive Offices, Including Zip Code)
                                 (703) 742-6000
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Other Events.

         On March 16, 2000, Netrix Corporation, a Delaware corporation doing business under the name Nx Networks ("Nx Networks"), completed its acquisition of AetherWorks Corporation, a privately held Minnesota corporation that provides innovative voice and data carrier class convergence solutions for the telecommunications industry ("AetherWorks"). The acquisition was effected through the merger of AetherWorks with and into Nx1 Acquisition Corp., a wholly-owned subsidiary of Nx Networks (the "Merger"), pursuant to an Agreement of Plan of Merger executed by all three parties, dated as of December 31, 1999.

         In the Merger, Nx Networks issued 1.377 shares of its common stock for each outstanding common share of AetherWorks. Each holder of Class B common shares of AetherWorks also received a liquidation preference of .59 shares of Nx Networks per share of AetherWorks Class B common stock. Each holder of an option or warrant to acquire AetherWorks common stock became entitled to acquire 1.377 shares of Nx Networks common stock per AetherWorks share originally underlying the option or warrant, and the exercise price per share was reduced proportionately.

         Under the terms of the Merger Agreement, a further adjustment will be made to the merger consideration if the closing price of Nx Networks common stock on the Nasdaq Stock Market for the 15 trading day period ended October 31, 2000 does not equal or exceed $22.50 per share. In such event, additional shares of Nx Networks common stock will be issued such that the consideration per share of AetherWorks common stock is equal to $22.50 per share based upon that average closing price; provided the total number of shares of Nx Networks common stock issued in the Merger will not exceed 19.9% of the total Nx Networks outstanding shares.

         The Merger constituted a tax-free reorganization.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Financial Statements of Businesses Acquired.

         To be filed by amendment.

(b)   Pro Forma Financial Information.

         To be filed by amendment.


                                      -2-
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(c)   Exhibits.

       The following exhibits are filed with this Report:

       Exhibit No.                                      Description.

       2.1*    Agreement  and Plan of Merger by and  among  Netrix  Corporation,
               doing  business  as  Nx  Networks,   Nx1  Acquisition  Corp.  and
               AetherWorks Corporation, dated as of December 31, 1999.

       10.1* Voting Agreement between Netrix Corporation doing business as Nx Networks, and William H. Costigan, Robert C. Lind and Jonathan A. Sachs dated as of December 31, 1999.

       10.2* Registration Rights Agreement made by Netrix Corporation, doing business as Nx Networks, in favor of the holders of common stock of AetherWorks Corporation, dated as of December 31, 1999.

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         * Incorporated  by reference to the Current Report on Form 8-K filed by
Netrix Corporation on January 14, 2000.

                                      -3-
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NETRIX CORPORATION



Date:  March 30, 2000                By: /s/ Peter J. Kendrick
                                         _____________________________
                                         Name:    Peter J. Kendrick
                                         Title:   Chief Financial Officer




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                               EXHIBIT LIST

     Exhibit No.                                      Description.

     2.1*      Agreement  and Plan of Merger by and  among  Netrix  Corporation,
               doing  business  as  Nx  Networks,   Nx1  Acquisition  Corp.  and
               AetherWorks Corporation, dated as of December 31, 1999.

     10.1* Voting Agreement between Netrix Corporation doing business as Nx Networks, and William H. Costigan, Robert C. Lind and Jonathan A. Sachs dated as of December 31, 1999.

     10.2* Registration Rights Agreement made by Netrix Corporation, doing business as Nx Networks, in favor of the holders of common stock of AetherWorks Corporation, dated as of December 31, 1999.

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         * Incorporated  by reference to the Current Report on Form 8-K filed by
Netrix Corporation on January 14, 2000.